UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-10103

Satuit Capital Management Trust

(Exact name of registrant as specified in charter)

1014 Fulton Greer Road, Suite 4B, Franklin, TN  37064

(Address of principal executive offices)   (Zip code)

Thomas R. Westle

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

                 (Name and address of agent for service)

Registrant's telephone number, including area code:   (615) 790-8888

Date of fiscal year end:

October 31

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended, (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

The Registrant's original filing of Form N-CSR inadvertently included an internal control report which was not related to the filing. Registrant is filing this amended Form N-CSR in order to include the audit opinion of Cohen & Company which should have been included in the original.

ITEM 1.

REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

Class A Shares (SATMX)

Class C Shares (SACMX)

OCTOBER 31, 2018

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

SHAREHOLDER LETTER

OCTOBER 31, 2018 (UNAUDITED)

2018 Annual Shareholder Letter

I feel it’s important this year to review SATMX’s investment philosophy to reinforce with shareholders that at times the strategy might underperform its benchmark.  As you know, SATMX invests in U.S emerging companies, $1B of market cap or less, that have the fundamentals we feel are necessary for long term out performance.  The fundamentals we look for are revenue growth, margin expansion, balance sheet strength and cash flow.  However, there are periods in the market cycle where those fundamentals are not what investors are paying for.  The past 4 years have been extremely frustrating for us as we continue to follow our investment philosophy and investment process but remain unrewarded in terms of returns for our investors. Having said that, as we enter our nineteenth year of operations, we’re going to stick to our philosophy and process.

Fiscal 2018 saw SATMX return -3.65%.  We benchmark against the Russell Micro Cap Growth Index which returned 1.09%.  We also look towards the Russell 2000 Index which returned 1.85% for the year ended October 31st. Yet, while the fiscal year was softer than our benchmarks, we were pleased with our fiscal 4th quarter ending October 30th 2018.  All the major indexes were negative for the quarter as was SATMX -10.79% but the strategy did outperform the Russell Micro Cap Growth -11.57%. A small victory in relative terms but a victory non-the-less.  We are hopeful that this marks a watershed event where the market will begin to appreciate small capitalization companies with solid fundamentals.

It’s interesting to note that during the year, our positions in Health Care Sector contributed the most to performance.  Over the last 4 years, our Health Care contribution to performance has been lack luster.  Our fundamental approach to investing kept the strategy underweight the sector. However, holdings like Inogen, Surmodics, Neoegnomics and Biotelemetry to name a few, added to the positive return contribution from Health Care. On the flip side, our Technology Sector holdings were, for the first time in a long while, a drag on performance.  Ultra Clean Holdings, Tower Semiconductor, and Chipmos were detractors.  In the second half of the year the Materials Sector holdings detracted from performance as well. Koppers, Summit Materials and US Concrete were a few of the laggards.

Our outlook for Fiscal 2019 is a bit more cautious.  Since the mid-terms, global financial markets have been under stress. Global economic growth is forecasting lower.  U.S. interest rates are moving higher while commodity pricing seems to be neutral.  Downward pressure on equities continues amid a confusing back drop.  This will cause investors to continue to rotate out of equities and into safer haven assets.  Finally, we don’t think the U.S. FED will be much of a factor in 2019.  Telegraphing much of the rate increases we expect 2 to 3 hikes in 2019 as the economy adjusts to full employment, stagnate commodity inflation and some much needed wage gains. Finally, we will continue to be vigilant in our investment process adding those holdings that have the fundamentals we think are worth owning. We will be holding a bit more cash than usual so as to capitalize on opportunities to add to positions we feel are being unfairly punished.

Sincerely,

Robert J. Sullivan CEO/CIO

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

CLASS A

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2018 (UNAUDITED)

Average Annual Total Return					Since	Dollar
For the Periods Ended October 31	1 Year	3 Year	5 Year	10 Year	Inception	Value

Satuit Capital U.S. Emerging Companies Fund - Class A (without load)	(3.65)%	3.80%	1.35%	10.27%	10.07%	$55,584
Satuit Capital U.S. Emerging Companies Fund - Class A (with load) **	(9.19)%	1.77%	0.16%	9.62%	9.70%	$52,388
S&P 500 Index	7.35%	11.50%	11.33%	13.23%	5.96%	$28,148
Russell 2000 Index	1.85%	10.68%	8.01%	12.44%	7.97%	$39,184
Russell Microcap Index	1.42%	10.08%	7.62%	12.09%	8.40%	$42,350
Russell Microcap Growth Index	1.09%	6.69%	6.21%	12.57%	5.93%	$28,038

Cumulative Performance Comparison $10,000 Investment Since Inception*

* Commencement of operations was December 12, 2000.

** Class A shares offering price includes a maximum 5.75% sales charge (load).

Due to the market capitalization and the fundamental characteristics of the companies that the Satuit Capital U.S. Emerging Companies Fund (the “Fund”) invests in, the Advisor has determined that the most appropriate benchmarks for the Fund are the Russell Microcap, the Russell Microcap Growth, and the Russell 2000 indexes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.  Investors cannot invest directly in an index.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap.

The Russell Microcap® Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes Russell Microcap companies that are considered more growth oriented relative to the overall market as defined by Russell's leading style methodology.

Past performance is not predictive of future performance.  The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

CLASS C

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2018 (UNAUDITED)

Total Return	1 Year		Since Inception	Dollar Value
For the Periods Ended October 31		3 Year

Satuit Capital U.S. Emerging Companies Fund - Class C	(4.35)%	3.06%	(0.77)%	$ 9,745
S&P 500 Index	7.35%	11.50%	10.56%	$13,972
Russell 2000 Index	1.85%	10.68%	7.15%	$12,588
Russell Microcap Index	1.42%	10.08%	5.95%	$12,126
Russell Microcap Growth Index	1.09%	6.69%	2.05%	$10,698

Cumulative Performance Comparison $10,000 Investment Since Inception*

* Commencement of operations was July 2, 2015.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.  Investors cannot invest directly in an index.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap.

The Russell Microcap® Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes Russell Microcap companies that are considered more growth oriented relative to the overall market as defined by Russell's leading style methodology.

Past performance is not predictive of future performance.  The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the Schedule of Investments.

Sectors are categorized using Morningstar® classifications.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2018

Shares		Value

COMMON STOCKS - 74.23%

Bituminous Coal & Lignite Mining - 2.33%
61,000	Ramaco Resources, Inc. *	$ 454,450

Computer Peripheral Equipment - 2.35%
49,870	Mitek Systems, Inc. *	457,308

Electronic Computers - 0.63%
50,000	One Stop Systems, Inc. *	123,500

General Industrial Machinery & Equipment - 0.72%
7,300	Twin Disc, Inc. *	139,649

Guided Missiles & Space Vehicles & Parts - 2.13%
33,224	Kratos Defense & Security Solutions, Inc. *	416,297

Heavy Construction Other Than Building Construction - Contractors - 1.64%
28,170	Sterling Construction Co. Inc. *	320,011

Household Audio & Video Equipment - 2.03%
24,430	Knowles Corp. *	395,277

Lumber & Wood Products (No Furniture) - 1.70%
12,400	Koppers Holdings, Inc. *	331,700

Metal Doors, Sash, Frames, Molding & Trim - 4.52%
43,530	PGT Innovations, Inc. *	881,918

Metal Mining - 0.12%
9,300	Sierra Metals, Inc. *	22,413

Miscellaneous Chemical Products - 0.69%
13,569	Advanced Emissions Solutions, Inc.	134,333

Oil, Gas Field Machinery & Equipment - 1.27%
18,800	Solaris Oilfield Infrastructure, Inc. *	248,160

Oil, Gas Field Services, NBC - 1.07%
29,500	Cypress Energy Partners, L.P.	209,450

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2018

Shares		Value

Optical Instruments & Lenses - 1.79%
15,500	Nova Measuring Instruments, Ltd. (Israel) *	$ 349,680

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.20%
51,250	RTI Surgical, Inc. *	234,725

Pharmaceutical Preparations - 2.87%
9,136	BioSpecifics Technologies Corp. *	559,763

Retail-Eating Places - 0.97%
7,030	Ruth's Hospitality Group, Inc.	190,021

Savings Institution, Federally Chartered - 1.82%
11,690	Axos Financial, Inc. *	354,908

Semiconductors & Related Devices - 7.02%
28,825	ChipMOS Technologies, Inc. ADR	377,319
14,200	Ichor Holdings, Ltd. *	252,050
16,120	Kulicke & Soffa Industries, Inc. (Singapore)	327,720
50,000	Lightpath Technologies, Inc. Class A *	91,000
30,450	Ultra Clean Holdings, Inc. *	320,334
		1,368,423
Services-Computer Integrated Systems Design - 1.15%
33,000	Ribbon Communications, Inc. *	224,400

Services-Computer Processing & Data Preparation - 2.03%
10,080	Five9, Inc. *	396,749

Services-Engineering Services - 2.06%
12,910	Engility Holdings, Inc. *	400,597

Services-Miscellaneous Business Services - 2.09%
5,227	NV5 Global, Inc. *	408,072

Services-Prepackaged Software - 2.45%
13,190	Rapid7, Inc. *	478,006

Services-Specialty Outpatient Facilities - 2.26%
7,590	BioTelemetry, Inc. *	440,979

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2018

Shares		Value

Services-Testing Laboratories - 3.17%
33,570	Neogenomics, Inc. *	$ 619,031

State Commercial Banks - 3.72%
41,887	Community Bankers Trust Corp. *	356,877
10,279	Triumph Bancorp, Inc. *	368,605
		725,482
Surgical & Medical Instruments & Apparatus - 1.07%
3,300	SurModics, Inc. *	209,319

Telephone & Telegraph Apparatus - 1.36%
22,100	Clearfield, Inc. *	265,642

Television Broadcasting Stations - 1.27%
50,000	Entravision Communications Corp.	247,000

Trucking (No Local) - 10.07%
35,218	Covenant Transportation Group, Inc. Class A *	881,506
29,543	Marten Transport Ltd.	568,998
8,160	Saia, Inc. *	512,938
		1,963,442
Water, Sewer, Pipeline, Comm & Power Line Construction - 1.86%
17,100	Primoris Services Corp.	362,007

Wholesale-Electronic Parts & Equipment - 1.17%
6,700	Ituran Location & Control, Ltd. (Israel)	228,604

Wholesale-Industrial Machinery & Equipment - 1.63%
10,000	DXP Enterprises, Inc. *	317,800

TOTAL FOR COMMON STOCKS (Cost $12,686,615) - 74.23%		14,479,116

EXCHANGE TRADED FUNDS - 9.01%
30,000	Direxion Daily Energy Bull 3X ETF	759,900
5,800	Direxion Daily Financial Bull 3X ETF	339,590
30,000	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X ETF	657,900
TOTAL EXCHANGE TRADED FUNDS (Cost $2,381,836) - 9.01%		1,757,390

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2018

Shares		Value

WARRANT - 0.00%
50,000	Cancer Genetics, Inc. $5.00, Expires 11/12/2020 *	$ -
TOTAL WARRANT (Cost $0) - 0.00%		-

TOTAL INVESTMENTS (Cost $15,068,451) - 83.24%		16,236,506

OTHER ASSETS IN EXCESS OF LIABILITIES - 16.76%		3,268,721

NET ASSETS - 100.00%		$19,505,227

* Non-income producing securities during the period.

ADR - American depositary receipt.

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2018

Assets:
Investments, at Value (Cost $15,068,451)	$ 16,236,506
Cash	3,364,972
Receivables:
Shareholder Purchases	62
Dividends	3,880
Prepaid Expenses	24,556
Total Assets	19,629,976
Liabilities:
Shareholder Redemptions	38,635
Due to Advisor, Net	30,682
Administrative Fees	12,179
Chief Compliance Officer Fees	2,197
Distribution Fees	23,631
Shareholder Servicing Fees	1,674
Trustee Fees	3,730
Other Accrued Expenses	12,021
Total Liabilities	124,749
Net Assets	$ 19,505,227

Net Assets Consist of:
Paid In Capital	14,162,396
Total Distributable Earnings	5,342,831
Net Assets	$ 19,505,227

Class A Shares:
Net Assets	$ 19,481,046
Shares Outstanding (Unlimited number of shares authorized without par value)	658,941
Net Asset Value Per Share and Offering Price ($19,481,047/658,941)	$ 29.56
Minimum Redemption Price Per Share*	$ 28.97
Maximum Offering Price Per Share**	$ 31.37

Class C Shares:
Net Assets	$ 24,181
Shares Outstanding (Unlimited number of shares authorized without par value)	839
Net Asset Value Per Share and Offering Price ($24,181/839) ***	$ 28.83
Minimum Redemption Price Per Share*	$ 28.25

*The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

** Maximum offering price includes a maximum sales charge (load) imposed on purchases as a percentage of offering price of 5.75%.

*** A contingent deferred sales charge ("CDSC") of 1.00% is imposed in the event of certain redemption transactions within 13 months of purchase.

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $627)	$ 61,283
Total Investment Income	61,283

Expenses:
Advisory (Note 2)	296,686
Distribution (Note 2)
Class A	59,273
Class C	258
Administrative (Note 2)	23,735
Shareholder Servicing (Note 2)	14,534
Registration	31,461
Compliance (Note 2)	24,197
Legal Fees	10,674
Trustee Fees	19,998
Transfer Agent (Note 2)	9,530
Fund Accounting (Note 2)	27,149
Custody	9,592
Audit	18,644
Printing & Mailing	4,697
Insurance	14,094
NASDAQ	497
Miscellaneous	4,264
Gross Expenses	569,283
(Fees Waived)/Reimbursed by the Advisor (Note 2)	(106,259)
Net Expenses	463,024

Net Investment Loss	(401,741)

Realized and Unrealized Loss on Investments:
Realized Gain on Investments	7,614,961
Net Change in Unrealized Depreciation on Investments	(7,821,346)
Net Realized and Unrealized Loss on Investments	(206,385)

Net Decrease in Net Assets Resulting from Operations	$ (608,126)

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	10/31/2018	10/31/2017
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (401,741)	$ (462,815)
Net Realized Gain on Investments	7,614,961	2,374,737
Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,821,346)	5,530,973
Net Increase (Decrease) in Net Assets Resulting from Operations	(608,126)	7,442,895

Capital Share Transactions:
Proceeds from Sale of Shares
Class A	1,492,592	634,284
Class C	-	-
Shares Issued on Reinvestment of Dividends
Class A	-	-
Class C	-	-
Proceeds from Early Redemption Fees
Class A	906	-
Class C	-	-
Cost of Shares Redeemed
Class A	(7,525,438)	(14,255,508)
Class C	-	-
Net Decrease in Net Assets from Shareholder Activity	(6,031,940)	(13,621,224)

Net Assets:
Net Decrease in Net Assets	(6,640,066)	(6,178,329)
Beginning of Year	26,145,293	32,323,622
End of Year	$ 19,505,227	$ 26,145,293	*

Share Transactions:
Shares Sold
Class A	48,138	22,737
Class C	-	-
Shares Issued on Reinvestment of Dividends
Class A	-	-
Class C	-	-
Shares Redeemed
Class A	(240,543)	(509,834)
Class C	-	-
Net Decrease in Shares	(192,405)	(487,097)
Outstanding at Beginning of Year	852,185	1,339,282
Outstanding at End of Year	659,780	852,185

* Included Accumulated Net Investment Loss of $(409,474) for year ended October 31, 2017.

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

CLASS A (FORMERLY NO-LOAD)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year:

	Years Ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014

Net Asset Value, at Beginning of Year	$ 30.68	$ 24.14	$ 30.85	$ 34.52	$ 39.60

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.53)	(0.44)	(0.33)	(0.35)	(0.50)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.59)	6.98	(2.14) +	(0.78) +	0.66
Total from Investment Operations	(1.12)	6.54	(2.47)	(1.13)	0.16

Distributions from:
Net Investment Income	-	-	-	-	-
Net Realized Gain	-	-	(4.24)	(2.56)	(5.26)
Total from Distributions	-	-	(4.24)	(2.56)	(5.26)

Redemption Fees	- (a)	- (a)	- (a)	0.02	0.02

Net Asset Value, at End of Year	$ 29.56	$ 30.68	$ 24.14	$ 30.85	$ 34.52

Total Return **	(3.65)%	27.09%	(8.66)%	(3.68)%	(0.73)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 19,481	$ 26,120	$ 32,304	$ 83,555	$149,785
Before Waiver/Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	2.40%	2.28%	2.05%	1.95%	1.84%
Ratio of Net Investment Loss to Average Net Assets	(2.14)%	(1.90)%	(1.43)%	(1.05)%	(1.38)%
After Waiver/Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	1.95%	1.95%	1.95%	1.95%	1.84%
Ratio of Net Investment Loss to Average Net Assets	(1.69)%	(1.57)%	(1.33)%	(1.05)%	(1.38)%
Portfolio Turnover	146.99%	33.10%	90.22%	99.35%	109.05%

*   Net Investment Loss per share amounts were calculated using the average share method.

** Excludes the effect of redemption fees.

+ Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(a) Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

CLASS C

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

				For the Period Ended * 10/31/2015
	Years Ended
	10/31/2018	10/31/2017	10/31/2016

Net Asset Value, at Beginning of Period	$ 30.14	$ 23.89	$ 30.76	$ 34.55

Income (Loss) From Investment Operations:
Net Investment Loss **	(0.75)	(0.65)	(0.55)	(0.26)
Net Loss on Securities (Realized and Unrealized)	(0.56)	6.90	(2.08) +	(3.53) +
Total from Investment Operations	(1.31)	6.25	(2.63)	(3.79)

Distributions from:
Net Investment Income	-	-	-	-
Net Realized Gain	-	-	(4.24)	-
Total from Distributions	-	-	(4.24)	-

Redemption Fees	-	-	-	-

Net Asset Value, at End of Period	$ 28.83	$ 30.14	$ 23.89	$ 30.76

Total Return ***	(4.35)%	26.16%	(9.29)%	(10.97)% (b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 24	$ 25	$ 20	$ 19
Before Waiver/Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	3.13%	3.03%	2.77%	2.69%(a)
Ratio of Net Investment Loss to Average Net Assets	(2.88)%	(2.67)%	(2.28)%	(2.42)% (a)
After Waiver/Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	2.70%	2.70%	2.70%	2.69%(a)
Ratio of Net Investment Loss to Average Net Assets	(2.44)%	(2.34)%	(2.22)%	(2.42)% (a)
Portfolio Turnover	146.99%	33.10%	90.22%	99.35%(b)

* For the period July 2, 2015 (commencement of investment operations) through October 31, 2015.

**   Net Investment Loss per share amounts were calculated using the average share method.

*** Excludes the effect of redemption fees.

+ Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(a) Annualized

(b) Not Annualized

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2018

ITEM 5.

Note 1. Significant Accounting Policies

The Satuit Capital U.S. Emerging Companies Fund (the “Fund”), is a series of Satuit Capital Management Trust (“SCMT”), which is registered under The Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company.  The objective of the Fund is to provide investors with long-term capital appreciation.  The Fund is a “diversified” series of the Trust, as that term is defined in the Act.  The Board of Trustees (the “Board”) have authorized two classes of shares for the Fund: Class A shares and Class C shares and each class is subject to different expenses. The Fund converted its No-Load shares to Class A shares on June 19, 2015. Class C shares commenced operations on July 2, 2015.

The Fund will charge a 2.00% redemption fee on all shares redeemed less than 90 days from the date of purchase. The Fund’s Class A shares imposed a 5.75% maximum sales charge (load) on purchases as a percentage of offering price.  The Trust’s Distributor will pay a finders’ fee of 1.00% of the proceeds invested to brokers that purchase Class C shares of the Fund. In such cases, those purchases will be subject to a contingent deferred sales charge of 1.00% for 13 months after the date of purchase.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

Security Valuations: The Fund’s securities are recorded at their fair value primarily on the basis of market quotations.  Certain short-term securities are valued on the basis of amortized cost.  If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

The Fund has a policy that contemplates the use of fair value pricing to determine the Net Asset Value (“NAV”) per share of the Fund when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.  Since most of the Fund’s investments are in U.S. common stocks traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2018

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value.  Any method used will be approved by the Board and results will be monitored to evaluate accuracy.  The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Equity securities (common stocks, including ADRs) - Equity securities are generally valued by using market quotations. The market quotation used for equity securities, including those listed on the NASDAQ, is the last sale price on the date on which the valuation is made or, in the absence of sales, the last prior sale price on which the valuation was made. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of October 31, 2018:

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s assets by the above fair value hierarchy levels as of October 31, 2018:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 14,479,116	$ -	$ -	$ 14,479,116
Exchange Traded Funds	1,757,390	-	-	1,757,390
Warrant	-	-	-	-
Total	$ 16,236,506	$ -	$ -	$ 16,236,506

(a) Refer to the Fund’s Schedule of Investments for a listing of securities by industry.

The Fund did not hold any Level 3 assets during the year ended October 31, 2018. The Fund did not hold any derivative instruments at any time during the year ended October 31, 2018. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

Federal Income Taxes: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years, (2015 - 2017), or expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. As of and during the year ended October 31, 2018, the Fund did not incur any interest or penalties.

Security Transactions and Income: Security transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis.  Dividends are recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

Other: Expenses incurred by SCMT that do not relate to a specific class of the Fund are allocated in accordance to SCMT’s expense policy.

Share Class Accounting: Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the two classes of shares of the Fund on the basis of the daily net assets of each class.  Fees relating to a specific class are charged directly to that share class.

Accounting Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Note 2. Investment Advisory, Distribution Agreements and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement, Satuit Capital Management, LLC (“SCM”), provides investment services for an annual fee of 1.25%, of the average daily net assets of the Fund. Per an Expense Limitation Agreement, SCM has agreed to waive its fees and reimburse fund expenses in order to limit the operating expenses (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses), to 1.95% of average net assets for the Class A shares, and 2.70% of average net assets for Class C shares through at least October 31, 2019.  For the year ended October 31, 2018, SCM earned advisory fees of $296,686. As of October 31, 2018, the Fund owed SCM $30,682 for advisory services.

Pursuant to the terms of the Expense Limitation Agreement, SCM is entitled to reimbursement of fees waived or reimbursed by SCM in prior years, subject to the limitations that (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and (2) any such reimbursement may not cause the Fund’s shares total annual expense ratio to exceed the cap.  The total amount of reimbursement recoverable by SCM is the sum of all fees waived or reimbursed by SCM during any of the previous three years, less any reimbursement previously paid by the Fund to SCM with respect to any waivers, reductions, and payments made with respect to the Fund. For the year ended October 31, 2018, the Fund waived $106,259 in fees.

The amounts subject to recoupment by the Advisor, pursuant to the aforementioned conditions, at October 31, 2018, were as follows:

Subject to Recoupment
Amount	by October 31,
$ 46,955	2019
$ 97,429	2020
$106,259	2021

The Fund has adopted a plan pursuant to Rule 12b-1, under the Investment Company Act of 1940, as amended, whereby the Fund or SCM may pay distribution fees for certain activities and expenses which are primarily intended to result in the sale of Fund shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or SCM.  The Fund or SCM may incur such distribution expenses at the rate of up to 0.25% per annum of the Fund’s Class A shares average daily net assets, and 1.00% per annum of the Fund’s Class C shares average daily net assets.  For the year ended October 31, 2018, there was $59,273 of 12b-1 fees incurred by the Fund’s Class A shares and $258 of 12b-1 fees incurred by the Fund’s Class C shares. As of October 31, 2018, the Fund owed $23,631 in distribution fees.

The Trust has adopted a shareholder services plan under which a shareholder servicing fee may be paid at an annual rate of up to 0.25% of average daily net assets of the Fund to certain financial institutions and securities brokers as compensation for providing non-distribution related shareholder services. For the year ended October 31, 2018, there was $14,534 of shareholder servicing fees incurred by the Fund. As of October 31, 2018, the Fund owed $1,674 in shareholder servicing fees.

Mutual Shareholder Services, LLC (“MSS”) is the Fund’s Transfer and Dividend Disbursing Agent.  In accordance with the contract and current net asset levels, MSS earned $9,530 for the year ended October 31, 2018.  MSS is the Fund’s Accounting Agent.  In accordance with the contract and current net asset levels, MSS earned $27,149 for the year ended October 31, 2018.

Satuit Funds Administration, LLC serves as the Fund’s Administrator and is under common ownership of SCM.  Pursuant to an Administration Agreement, Satuit Funds Administration, LLC provides administrative services for an annual fee of 0.10% of the average daily net assets. In accordance with the contract and current net asset levels, Satuit Funds Administration, LLC earned $23,735 from the Fund for the year ended October 31, 2018. As of October 31, 2018, the Fund owed $12,179 in Administrative fees.

David D. Jones, Esq., Managing member of Drake Compliance, LLC, is the Fund’s Chief Compliance Officer, and is an officer of SCMT.  In accordance with the contract, Drake Compliance LLC earned $24,197 for the year ended October 31, 2018.

Certain officers and trustees of SCMT are officers of SCM and Satuit Funds Administration, LLC.

Note 3. Investments

The cost of purchases and the proceeds of the Fund from sales of securities other than short-term investments for the year ended October 31, 2018, aggregated $31,456,058 and $41,034,488, respectively.

Note 4. Distributions to Shareholders and Tax Components of Capital

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The Fund did not pay any distributions for the years ended October 31, 2018 and 2017.

For federal income tax purposes the cost of securities owned at October 31, 2018, were $15,194,877.  At October 31, 2018, the composition of unrealized appreciation (excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	Depreciation	Net Appreciation (Depreciation)
$3,054,395	$(2,012,766)	$1,041,629

The difference between book and tax basis unrealized appreciation is attributable primarily to wash sales and tax treatment of certain other investments.

As of October 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Capital Gains

$ 4,642,295

Net Unrealized Appreciation on Investments

   1,041,629

Other Accumulated Losses

     (341,093)

$ 5,342,831

The Fund utilized capital loss carryforwards in the amount of $2,735,830.

The Fund elected to defer to the year ending October 31, 2019, late year ordinary losses in the amount of $341,093.

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended October 31, 2018, certain differences were reclassified. These differences are attributable to net operating loss and the utilization of equalization adjustments. The reclassifications were as follows:

Total Distributable Earnings	Paid-in-Capital
$ 242,404	$ (242,404)

Note 5. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

Note 6. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under section 2(a)(9) of the Investment Company Act of 1940, as amended.  As of October 31, 2018, Ameritrade, Inc., for the benefit of its customers, owned approximately 32% of the Fund.

Note 7.  New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to US Generally Accepted Accounting Principles for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of those amendments, effective with the financial statements prepared as of October 31, 2018, had no effect on the Fund’s net assets or results of operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Satuit Capital Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Satuit Capital U.S. Emerging Companies Fund (the “Fund”), a series of Satuit Capital Management Trust, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2008.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 21, 2018

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

EXPENSE ILLUSTRATION

OCTOBER 31, 2018 (UNAUDITED)

  Expense Example

As a shareholder of the Satuit Capital U.S. Emerging Companies Fund, you incur sales charges and ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2018 through October 31, 2018, for Class A and Class C shares of the Fund.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

EXPENSE ILLUSTRATION (CONTINUED)

OCTOBER 31, 2018 (UNAUDITED)

Satuit Capital U.S. Emerging Companies Fund - Class A

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2018	October 31, 2018	May 1, 2018 to October 31, 2018

Actual	$1,000.00	$989.95	$9.78
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.38	$9.91

* Expenses are equal to the Fund's annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Satuit Capital U.S. Emerging Companies Fund - Class C

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2018	October 31, 2018	May 1, 2018 to October 31, 2018

Actual	$1,000.00	$986.32	$13.52
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,011.59	$13.69

* Expenses are equal to the Fund's annualized expense ratio of 2.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

ADDITIONAL INFORMATION

OCTOBER 31, 2018 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30 are available without charge upon request by (1) calling the Fund at (866) 972-8848 and/or (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the fiscal quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-866-972-8848.

Renewal of Investment Advisory Agreement - At a meeting held on October 19, 2018, the Advisory Agreement between the Adviser and the respective Fund were renewed for an additional year.  To begin, Counsel reviewed with the Board the Gartenberg memorandum, a copy of which was previously provided to the Board and is included in the Board Book.  Counsel referenced the Gartenberg memorandum and reviewed with the Board certain factors they should consider, including: (i) the nature, extent and quality of services to be provided by the investment adviser, as appropriate, (ii) the investment performance of the investment adviser, as appropriate, with respect to the Fund, (iii) the proposed fees and expenses under the investment advisory agreement, (iv) the economies of scale expected to be achieved, and (v) the investment adviser’s profitability.  Counsel emphasized that the Trustees should also consider any additional factors they deem relevant and should use their own business judgment in determining the material factors to consider in evaluating the investment advisory agreement and the weight to be given to each factor.  Also noted was each Trustee may weigh the various factors differently in reaching his conclusions with respect to the investment advisory agreement.  To assist the Board in making a determination, comparative data (particularly as to fees and expenses) to other mutual funds and peer groups was provided to the Board as part of the Board Book.  The Independent Trustees met with Counsel in executive session and considered, among other things, the Adviser’s responses to the 15(c) questionnaires provided to them by Counsel.

Nature, Extent and Quality of Service. The Independent Trustees noted that the Adviser provided all investment research and analysis, portfolio management and execution decisions for the Fund. The Independent Trustees reviewed Mr. Sullivan’s background information as the key investment personnel responsible for servicing the Fund. They discussed the sustainability of the Fund that only now has assets under management of $26.5 million and of the Adviser. The Independent Trustees noted however, there are hardly any mutual funds that invest in U.S. emerging companies and that they believe that Mr. Sullivan’s experience in the mutual fund industry and in managing the Fund and

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2018 (UNAUDITED)

implementing the Adviser’s principal investment strategies is a huge asset to the Fund and the Adviser. The Independent Trustees discussed the Adviser’s investment processes for the Fund. The Independent Trustees noted that the Adviser has implemented a number of written policies and procedures to identify, quantify and address the risks associated with providing investment advisory services to the Fund including, policies to address illiquid securities, portfolio compliance, trade aggregation and allocation, soft dollars and related matters. Additionally, the Independent Trustees also recognized that the Adviser has adopted written compliance policies and procedures that are risk based and which are directed specifically to the Fund and its needs. The Independent Trustees noted that the Adviser has engaged the services of an outside compliance specialist to serve as the Adviser’s and the Fund’s Chief Compliance Officer. The Chief Compliance Officer prepares an annual risk assessment as part of his ongoing duties to the Adviser and the Fund, conducts periodic forensic testing of the Adviser’s ongoing operations, and conducts an on-site inspection to gain assurance that the Adviser is in compliance with all applicable policies and procedures. The Independent Trustees noted that the Chief Compliance Officer is currently drafting policies and procedures for their review and approval in order to comply with the SEC’s liquidity rule. The Independent Trustees concluded that the Adviser should continue to provide a high level quality of service to the Fund for the benefit of the Fund and its shareholders.

Performance. The Independent Trustees reviewed the performance of the Fund and discussed the performance relative to its peer group, Morningstar category and index. The Independent Trustees recognized that the Fund’s most recent performance has lagged behind its peers but acknowledged that significant steps have been taken to improve performance. After further discussion, the Independent Trustees concluded that the Fund’s underperformance was satisfactory being addressed by the Adviser and believed that the Fund’s performance should continue to improve as a result of the recent activities by the Adviser.

Fees and Expenses. The Independent Trustees discussed the advisory fee paid by the Fund. The Independent Trustees agreed that the advisory fee at 1.25% was relatively high compared to many funds within its peer group but fair and competitive in comparison to other mutual funds of similar size. Additionally, the Independent Trustees noted that the fee level was appropriate given the Fund’s size, history, performance and operations. The Independent Trustees also noted that the Adviser received an additional fee of 0.10% from the Fund for serving as the Fund’s Administrator. After further discussion the Independent Trustees, concluded that the advisory fee was not unreasonable.

Economies of Scale. The Independent Trustees considered the economies of scale and noted that the Fund had yet to achieve a sufficient amount of assets to warrant a discussion on economies of scale. The Adviser agreed with the Independent Trustees that they should consider breakpoints when asset levels for the Fund reach specific levels. After discussion, the Independent Trustees agreed that based on the current size of the Fund, it does not appear that economies of scale had been reached at this time, however, the matter would be revisited in the future as the Fund’s size increases.

Profitability. The Independent Trustees reviewed the Adviser’s financial statements and allocation of expenses. The Independent Trustees, acknowledged that the Adviser was only slightly profitable based on the current asset size of the Fund. After a brief discussion, the Independent Trustees concluded that the Adviser’s profitability was not excessive and, therefore, was reasonable with respect to the Fund.

Conclusion. Having requested and received such information from the Adviser as the Independent Trustees believed to be reasonably necessary to evaluate the terms of the investment advisory agreement, and as assisted by the advice of Counsel, the Independent Trustees concluded that the fee structure was reasonable and that renewal of the investment advisory agreement was in the best interests of the Fund and the shareholders.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

TRUSTEES AND OFFICERS

OCTOBER 31, 2018 (UNAUDITED)

TRUSTEES AND OFFICERS

The business of the Fund is managed under the direction of the Board. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. Trustees who are “interested persons”, as defined by the 1940 Act, are indicated in the table below (“Interested Trustee”).  Unless otherwise noted below, the address of each Trustee and Officer is C/O Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

Name, address and year born	Position(s) held with the Trust	Term of office and length of time served*	Principle occupation(s) during the past five years	Number of funds in the Trust overseen by Trustee	Other directorships held by Trustee during the past five years
Interested Trustee:
Robert J. Sullivan ** 1961	Chairman of the Board, President and Treasurer	Since December 2000	Chairman, President and Treasurer of Satuit Capital Management Trust, an open-end investment management company since December 2000; and Managing Director and Investment Officer of Satuit Capital Management, LLC, a registered investment adviser, from June 2000 to present;	1	None.

* Each trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his successor; or until the date a Trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board and serves for a period of one year, or until his successor is duly elected and qualified.

** Robert Sullivan is considered to be an “interested person” of the Trust, as that term is defined in the 1940 Act.  Mr. Sullivan is an interested person because: (1) he is an officer of the Trust; and (2) he is a majority owner of SCM, investment adviser to the Fund.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

TRUSTEES AND OFFICERS (CONTINUED)

OCTOBER 31, 2018 (UNAUDITED)

Non-Interested (Independent) Trustees:
Name, address and year born	Position(s) held with the Trust and tenure	Term of office and length of time served*	Principle occupation(s) during the past five years	Number of funds in the Fund Complex overseen	Other directorships held by Trustee during the past five years
Paul M. Dickinson 1947	Trustee	Since November 2003	President of Alfred J. Dickinson, Inc. Realtors since April 1971.	1	None
Anthony J. Hertl 1950	Trustee	Since October 2002	Consultant to small and emerging businesses since 2000.	1	Northern Lights Fund Trust ― 16 funds; Northern Lights Variable Trust ― 13 funds; AdviserOne Funds ― 15 funds; The India Select Fund ― 1 fund
Officers:
David D. Jones 20770 Hwy 281 North, Suite 108-619 San Antonio, TX 78258 1957	Chief Compliance Officer & Secretary	Since March 2008	Co-founder and Managing Member of Drake Compliance LLC (compliance consulting), since 2004; founder and controlling shareholder of David Jones & Associates P.C. (law firm) 1998 - 2015.	N/A	N/A

* Each trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his successor; or until the date a Trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board and serves for a period of one year, or until his successor is duly elected and qualified.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

TRUSTEES AND OFFICERS (CONTINUED)

OCTOBER 31, 2018 (UNAUDITED)

Investment Adviser:
Satuit Capital Management, LLC

1014 Fulton Greer Road, Suite 4B

Franklin, Tennessee 37064

Independent Registered Public Accounting Firm:
Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, Ohio  44115

Transfer Agent:
For more information, wire purchase or redemptions, call or write to Satuit Capital Management Trust’s Transfer Agent:

Mutual Shareholder Services, LLC

Satuit Capital Management Trust

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(866) 972-8848 Toll Free

More Information:

For 24 hours, 7 days a week price information, investment plans, and other shareholder services, call Satuit Capital Management at (866) 972-8848, Toll Free.

This report is provided for the general information of the shareholders of the Satuit Capital U.S. Emerging Companies Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

ITEM 2.

CODE OF ETHICS.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report,  the Registrant’s  Board of Directors has determined that the Registrant has at least one audit committee financial  expert serving on its audit committee and those persons (Tony Hertl, Samuel Boyd, William E. Poist and Paul M. Dickinson) are  “independent,”  as defined by this Item 3.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $14,000 for 2018 and $14,000 for 2017.

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017.

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,500 for 2018 and $3,500 for 2017.

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2018 and $0 for 2017.

(e)(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant.  The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the Satuit Capital Small Cap Fund.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)

NA

(c)

100%

(d)

NA

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2018 and $0 for 2017.

(h)

Not applicable.  The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

[RESERVED]

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END  MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.

CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b)

There  were no  changes  in the  registrant’s  internal  control  over financial  reporting  (as  defined in Rule  30a-3(d)  under the 1940 Act (17 CFR 270.30a-3(d))  that occurred during the registrant’s  last fiscal half-year (the registrant’s  second fiscal  half-year in the case of an annual report) that has materially  affected, or is reasonably  likely  to  materially  affect, the registrant’s internal control over financial reporting.

ITEM 12.

DISCLOSURE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.

EXHIBITS.

(a)(1)

Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

TRUSTEES AND OFFICERS (CONTINUED)

OCTOBER 31, 2018 (UNAUDITED)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:

Satuit Capital Management Trust

By (Signature and Title)*:

/s/ Robert J. Sullivan

Robert J. Sullivan

Chief Executive Officer

(principal executive officer)

Date:  January 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:

/s/ Robert J. Sullivan

Robert J. Sullivan

Chief Executive Officer

(principal executive officer)

Date:  January 31, 2019

By (Signature and Title)*:

/s/ Robert J. Sullivan

Robert J. Sullivan, Chief Financial Officer

(principal financial officer)

Date:  January 31, 2019

*

Print the name and title of each signing officer under his or her signature.